UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 9, 2008
Phoenix Technologies Ltd.
(Exact name of registrant as specified in its charter)

Delaware	000-17111	04-2685985

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

915 Murphy Ranch Road, Milpitas, California	95035

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	408-570-1000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01
SIGNATURES
Exhibit Index
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
On April 10, 2008, Phoenix Technologies Ltd., a Delaware corporation (“Phoenix”) announced it has agreed to acquire Touchstone Software Corporation, a Delaware corporation (“Touchstone”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) by and among Phoenix, Andover Merger Sub, Inc., a wholly owned subsidiary of Phoenix (“Merger Sub”) and Touchstone . Under the terms of the Merger Agreement, Phoenix will acquire Touchstone (the “Transaction”) for a cash amount of $1.48 per share, which is equal to an enterprise value of approximately $17.1 million, net of existing cash.
In connection with the Transaction, each outstanding stock option and warrant to purchase a Touchstone security will be terminated in exchange for a cash payment to the holders thereof in the amount of the excess, if any, of $1.48 over the exercise or strike price.
The Transaction has been approved by the board of directors of Phoenix and Touchstone and is subject to the approval of the stockholders of Touchstone and other customary closing conditions The Transaction is currently expected to close in the second quarter of calendar year 2008. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
In connection with the execution of the Merger Agreement, all three members of the board of directors of Touchstone entered into voting and support agreements with Phoenix pursuant to which they have agreed to vote all shares owned or controlled by them in favor of adoption of the Merger Agreement and any other transactions and other matters contemplated by the Merger Agreement. Collectively, these individuals own or control approximately 34% of the issued and outstanding shares of Touchstone common stock. A copy of the Form of Voting Agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference.
The press release announcing the transaction is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.
Item 8.01 Other Events
The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.
Item 9.01
(d) Exhibits.
The following exhibits are furnished with this report on 8-K:

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated April 9, 2008 by and among Phoenix Technologies Ltd., Andover Merger Sub, Inc. and Touchstone Software Corporation

2.2	Form of Voting Agreement

99.1	Press Release dated April 10, 2008 announcing acquisition of Touchstone Software Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phoenix Technologies Ltd.
April 10, 2008	By:	/s/ Timothy C. Chu
		Name:	Timothy C. Chu
		Title:	Vice President, General Counsel & Secretary

Exhibit Index

Exhibit
No.	Description
2.1	Agreement and Plan of Merger dated April 9, 2008 by and among Phoenix Technologies Ltd., Andover Merger Sub, Inc. and Touchstone Software Corporation

2.2	Form of Voting Agreement

99.1	Press release dated April 10, 2008 announcing acquisition of Touchstone Software Corporation